UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                      May 11, 2012

     WARRINGTON FUND L.P.
(Exact name of registrant as specified in its charter)

New York	000-52603	20-3845577
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                       (212) 296-1999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On May 11, 2012, the registrant’s limited partnership agreement (the “Agreement”) was amended and restated to admit Warrington Asset Management, LLC, as special limited partner of the registrant and remove Warrington Trading, LLC, as special limited partner of the registrant, and to incorporate other minor revisions into the Agreement.

The Agreement is filed herewith as Exhibit 3.2

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
3.2	Fifth Amended and Restated Limited Partnership Agreement of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARRINGTON FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By  /s/ Walter Davis
Walter Davis
President and Director

Date:  May 17, 2012